UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2018

SUNOCO LP

(Exact name of registrant as specified in its charter)

Delaware	001-35653	30-0740483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8020 Park Lane, Suite 200

Dallas, TX 75231

(Address of principal executive offices)

Registrant’s telephone number, including area code: (832) 234-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously reported by Sunoco LP, a Delaware limited partnership (the “Partnership”), on the Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on January 24, 2018, certain subsidiaries of the Partnership entered into that certain Amended and Restated Asset Purchase Agreement dated as of January 23, 2018 (the “Purchase Agreement”) by and among Susser Petroleum Property Company LLC, a Delaware limited liability company, Sunoco Retail LLC, a Pennsylvania limited liability company, Stripes LLC, a Texas limited liability company, Town & Country Food Stores, Inc., a Texas corporation and MACS Retail LLC, a Virginia limited liability company, as the sellers, and 7-Eleven, Inc., a Texas corporation (“7-Eleven”) and SEI Fuel Services, Inc., a Texas corporation and wholly-owned subsidiary of 7-Eleven (“SEI Fuel”), as the buyers, and Sunoco Finance Corp., a Delaware corporation, Sunoco, LLC, a Delaware limited liability company and the Partnership for the limited purposes set forth in the Purchase Agreement.

In connection with the closing of the transactions contemplated by the Purchase Agreement, Sunoco, LLC entered into that certain Distributor Motor Fuel Agreement dated as of January 23, 2018 (the “Supply Agreement”) by and among Sunoco, LLC, as the company, and 7-Eleven and SEI Fuel, collectively, as the distributor. The Supply Agreement consists of a 15-year take-or-pay fuel supply arrangement under which Sunoco, LLC will supply approximately 2.0 billion gallons of fuel annually plus additional aggregate growth volumes of up to 500 million gallons to be added incrementally over the first four years.

The foregoing description of the Supply Agreement is only a summary of such agreement, does not purport to be complete, and is subject to, and qualified in its entirety by reference to (i) the Supply Agreement, a copy of which will be filed as an exhibit to the Partnership’s Annual Report on Form 10-K for the year ending December 31, 2017 and (ii) the Purchase Agreement and the corresponding Current Report on Form 8-K filed on January 24, 2018, which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LP

/s/ Thomas R. Miller
By:	Thomas R. Miller
Title:	Chief Financial Officer

Dated: January 29, 2018

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